

<ARTICLE>                     5
<LEGEND>
          This schedule  contains summary financial  information  extracted from the balance sheet of CNL Health Care Properties,  Inc. at December 31, 1999, and
its statement of income for the twelve months then ended and is qualified in its entirety by  reference to the Form 10K of CNL Health Care  Properties,  Inc. for
the twelve months ended December 31, 1999.

</LEGEND>

<PERIOD-TYPE>                                  12-MOS
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-START>                                 JAN-01-1999
<PERIOD-END>                                   DEC-31-1999
<CASH>                                         4,744,222
<SECURITIES>                                   0
<RECEIVABLES>                                  15
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         0
<DEPRECIATION>                                 0
<TOTAL-ASSETS>                                 5,088,560
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       5,400
<OTHER-SE>                                     3,286,737
<TOTAL-LIABILITY-AND-EQUITY>                   5,088,560
<SALES>                                        0
<TOTAL-REVENUES>                               86,231
<CGS>                                          0
<TOTAL-COSTS>                                  114,621
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (28,390)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (28,390)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (28,390)
<EPS-BASIC>                                  (.07)
<EPS-DILUTED>                                  (.07)

<F1>Due to the nature of its industry, CNL Health Care Properties, Inc. has an unclassified balance sheet; therefore, no values are shown above for current assets and liabilities


